UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2006

Mercury Interactive Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-22350	77-0224776
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

379 North Whisman Road, Mountain View, California 94043

(Address of Principal Executive Offices)

(650) 603-5200

(Registrant’s Telephone Number, Including Area Code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 241.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Mercury Interactive Corporation (the “Company”) (OTC: MERQ) announced, in a press release dated April 21, 2006, that it was soliciting consents from the holders of its $300 million aggregate principal amount of 4.75% Convertible Subordinated Notes due 2007 (the “2007 Notes”) and from the holders of its $500 million aggregate principal amount of Zero Coupon Senior Convertible Notes due 2008 (the “2008 Notes”). In each case, the Company was requesting a waiver, until the stated maturity of the 2007 Notes and the 2008 Notes, as applicable (the “Waivers”), of any default or event of default under the terms of the Indentures governing such notes arising from the Company not meeting its requirement to timely file with the Securities and Exchange Commission and with the trustee of such notes, those reports required to be filed under the Securities Exchange Act of 1934 (the “Exchange Act”).

Today, the Company amended the terms of the previous consent solicitation with respect to the 2007 Notes. In consideration for the Waivers, subject to the satisfaction of all of the conditions described in the applicable consent solicitation materials, the Company will enter into a supplement to the Indenture governing the 2007 Notes which shall require the Company to repurchase the 2007 Notes, at the option of the holder thereof, on March 1, 2007 (the “Put Date”) at a repurchase price equal to 101.3% of the principal amount of the 2007 Notes, together with accrued and unpaid interest, if any, to but excluding the Put Date, and shall provide that any Notes redeemed pursuant to Article XI of the Indenture during the period from July 1, 2006 through March 5, 2007 shall be at a redemption price of 101.3% of the principal amount of the 2007 Notes, together with accrued and unpaid interest, if any, to the redemption date. The Supplement to the Consent Solicitation Statement related to the 2007 Notes is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is furnished herewith:

99.1	Supplement to the Consent Solicitation Statement dated April 27, 2006 related to the Company’s 4.75% Convertible Subordinated Notes due 2007

This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2006	MERCURY INTERACTIVE CORPORATION

	By:	/s/ David J. Murphy
Name: David J. Murphy Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
The following exhibit is furnished herewith:

99.1	Supplement to the Consent Solicitation Statement dated April 27, 2006 related to the Company’s 4.75% Convertible Subordinated Notes due 2007